PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

EQUITY PORTFOLIOS

SUPPLEMENT DATED AUGUST 29, 2011 TO

PROSPECTUS DATED APRIL 1, 2011

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursements it provides to certain Northern Institutional Funds, effective as of January 1, 2012. This increase in expense reimbursements will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursements:

Portfolio	Total Annual Fund Operating Expenses After Expense Reimbursement	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2012
International Equity
Class A	1.06%	0.00%	1.06%
Class C	1.30%	0.00%	1.30%
Class D	1.45%	0.00%	1.45%
International Equity Index
Class A	0.41%	-0.16%	0.25%
Class C	0.65%	-0.16%	0.49%
Class D	0.80%	-0.16%	0.64%
Small Company Index
Class A	0.31%	-0.16%	0.15%
Class C	0.55%	-0.16%	0.39%
Class D	0.70%	-0.16%	0.54%
Large Cap Growth
Class A	0.86%	0.00%	0.86%
Class C	1.10%	0.00%	1.10%
Class D	1.25%	0.00%	1.25%
Large Cap Equity
Class A	0.76%	0.00%	0.76%
Class C	1.00%	0.00%	1.00%
Class D	1.15%	0.00%	1.15%
Equity Index
Class A	0.21%	-0.11%	0.10%
Class C	0.45%	-0.11%	0.34%
Class D	0.60%	-0.11%	0.49%

These new contractual expense reimbursement arrangements are expected to continue from implementation until at least April 1, 2012.

Please retain this Supplement with your Prospectus for future reference.